Exhibit 99.1

DIRTT Enters into Support Agreement and Appoints New Director

CALGARY, Alberta, February 17, 2026 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. ("DIRTT" or the "Company") (TSX: DRT; OTC: DRTTF), a leader in industrialized construction, announced today that it has entered into a support and standstill agreement (the "Support Agreement") with 22NW Fund, LP ("22NW"), DIRTT's largest shareholder, and 726 BF LLC and 726 BC LLC (collectively, the "726 Entities"). Pursuant to the terms of the Support Agreement, DIRTT has appointed Jeremy Gold, Managing Director, Briger Family Office, to its board of directors effective February 13, 2026. Mr. Gold will be the nominee director for the 726 Entities under the Support Agreement, as described below. The 726 Entities are investment vehicles set up to manage investments for various estate planning vehicles set up by Peter L. Briger, Jr., Executive Chairman of the Board of Directors and Managing Partner of Fortress Investment Group.

Jeremy Gold has been a Managing Director at the Briger Family Office since 2022. From 2019 to 2021, Mr. Gold was an Analyst at Lone Pine Capital, a research-driven fundamental investment firm. Prior to that, from 2016 to 2019, he was an Analyst at Oberndorf Enterprises, a private investment firm. From 2013 to 2016, Mr. Gold was the Managing Member of Alesia Asset Management. He also served on the Board of Directors of Enterprise Diversified from 2015 to 2018. Mr. Gold earned a Bachelor of Arts in Physics from Williams College in 2014.

Scott Robinson, Chair of the Board remarked, "We are thrilled to welcome Jeremy to our Board of Directors. We believe his extensive investment and corporate governance experience will be invaluable in supporting DIRTT in the execution of our transformation and growth strategy."

The Support Agreement is being entered into in connection with the acquisition by the 726 Entities of certain DIRTT common shares ("Shares") from WWT Opportunity #1 LLC ("WWT"), as a result of which the 726 Entities own collectively approximately 15.0% of the outstanding Shares. Under the Support Agreement, each of 22NW and the 726 Entities has the right to designate a director nominee at DIRTT's annual general meeting to be held in 2026 (the "2026 Meeting"), so long as they respectively own at least the lesser of (i) 10% of the then outstanding Shares, or (ii) 19,174,445 Shares. Both 22NW and the 726 Entities have also agreed to certain voting and standstill obligations, including voting in favor of the management director nominees at the 2026 Meeting. Additionally, 22NW and the 726 Entities are each subject to certain restrictions with respect to commencing a take-over bid for the Company. The Support Agreement otherwise prohibits each of 22NW and the 726 Entities from acquiring any additional Shares and terminates on the date which is 90 days following the 2026 Meeting.

DIRTT entered into a support and standstill agreement with 22NW and WWT on August 2, 2024 (the "Original Support Agreement"), pursuant to which, among other things, 22NW and WWT were each entitled to designate a director nominee at the 2026 Meeting under certain circumstances. As of result of the share sale by WWT to the 726 Entities, WWT is no longer entitled to its nomination right under the Original Support Agreement. Except as amended by the Support Agreement, the Original Support Agreement otherwise remains in force.

The full text of the Support Agreement and the Original Support Agreement will be available on the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Early Warning Disclosure

In connection with the foregoing transactions, certain reporting thresholds were triggered by the 726 Entities and Shaun Noll ("Noll") that require the filing of an early warning report under National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues:

Immediately prior to the completion of the distribution of Shares by WWT to the 726 Entities (the "Transaction"), 726 BF LLC ("726 BF") held 0 Shares. Immediately following the completion of the Transaction, 726 BF held 20,355,136 Shares, representing approximately 10.6% of the issued and outstanding Shares.

Immediately prior to the completion of the Transaction, 726 BC LLC ("726 BC") held 0 Shares. Immediately following the completion of the Transaction, 726 BC held 8,526,996 Shares, representing approximately 4.4% of the issued and outstanding Shares.

Immediately following the completion of the Transaction, the 726 Entities held in the aggregate 28,882,132 Shares, representing approximately 15.0% of the issued and outstanding Shares.

Immediately prior to the completion of the Transaction, Noll and WWT collectively held 53,601,673 Shares, representing approximately 28.0% of the issued and outstanding Shares. Immediately following the completion of the Transaction, Noll and WWT collectively held 24,719,541 Shares, representing approximately 12.9% of the issued and outstanding Shares. Noll is the managing member of WWT and has sole control of WWT, including WWT's ability to acquire, dispose of and vote its Shares of the Company.

The distribution of Shares from WWT to the 726 Entities in connection with the Transaction was in consideration for the redemption of membership interests in WWT held by the 726 Entities and no additional consideration.

The 726 Entities and Noll and WWT, respectively, each hold the securities held by such entity for investment purposes and may, from time to time, acquire additional securities of the Company or dispose of such securities as they may deem appropriate.

A report on Form 62-103F1 – Required Disclosure under the Early Warning Requirements will be filed by the 726 Entities and by Noll in accordance with applicable securities laws and will be available under DIRTT's profile at www.sedarplus.ca or by contacting the 726 Entities or Noll, as applicable, at the phone number provided below:

726 BC LLC and 726 BF LLC

Attn: Jeremy Gold

Tel: +1 415 284 7400

Shaun Noll

Tel: +1 707.495.8353

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT's system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT's system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT's interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol "DRT" and on the OTCQX under the symbol "DRTTF".

Certain statements contained in this release are "forward-looking statements" within the meaning of "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of

the Securities Exchange Act of 1934 and "forward-looking information" within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words "anticipate," "believe," "expect," "intend," "may," "will," "should," "would," "could," "can," "plan," the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our subsequently filed Quarterly Reports on Form 10-Q and also in the Company's other continuous disclosure filings available under the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

FOR FURTHER INFORMATION PLEASE CONTACT ir@dirtt.com